                                                                   Exhibit 13


                                 [Director Form]

                                    AGREEMENT
                                    ---------


         This Agreement, made and entered into as of the ____ day of __________, 1997 (this "Agreement"), by and between Unique Casual Restaurants, Inc., a Delaware corporation (the "Company"), and __________________________ (the "Indemnitee").

         WHEREAS, the Board of Directors of Compass Group, plc, a public limited company incorporated in England and Wales ("Compass"), has approved a tender offer pursuant to which Compass Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Compass ("Compass Holdings"), will offer to purchase for cash (the "Offer") any and all of the shares of common stock, par value $.01 per share (the "International Common Stock"), of DAKA International, Inc., a Delaware corporation and the parent corporation of the Company ("International"), subject to the terms and conditions contained in that certain Agreement and Plan of Merger dated as of May __, 1997 (the "Merger Agreement") by and among Compass, Compass Holdings, Compass Interim, Inc., a Delaware corporation and wholly owned subsidiary of Compass Holdings ("Compass Interim"), and International; and

         WHEREAS, the Board of Directors of International has approved a plan of contribution and distribution as described in that certain Reorganization Agreement dated as of May __, 1997 (the "Reorganization Agreement") by and among International, Daka, Inc., a Massachusetts corporation and wholly owned subsidiary of International ("Daka"), the Company, Compass and Compass Holdings, pursuant to which, prior to consummation of the Offer, (a) all of the assets and liabilities of the restaurant business currently operated by International and certain other assets and liabilities of International, together with the shares of its subsidiaries not engaged in the food catering, contract catering and vending business, will be contributed (all such assets and liabilities being referred to herein collectively as the "Restaurant Business") to the Company (the "Contribution"), and (b) all of the Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") will be distributed on a pro rata basis to the holders of International Common Stock (the "Distribution"); and

         WHEREAS, the directors (including the Independent Directors (as defined in the Merger Agreement)) and officers of International are entitled to indemnification and advancement of expenses pursuant to and in accordance with the terms and conditions of International's Certificate of Incorporation, as amended, as in effect on the date hereof (the "International Certificate Indemnification Provisions"), and International's Bylaws, as amended, as in effect on the date hereof (the "International Bylaws Indemnification Provisions" and, together with the International Certificate Indemnification Provisions, the "International Indemnification Provisions"); and

         WHEREAS, the directors and officers of Daka are entitled to indemnification and advancement of expenses pursuant to and in accordance with the terms and conditions of the International Indemnification Provisions by virtue of their serving as directors and officers of Daka at the request of International; and

         WHEREAS, certain of the directors and officers of International and Daka prior to consummation of the Offer and the Independent Directors are or will be directors and officers of the Company following consummation of the Offer (the "Company Directors and Officers"); and

         WHEREAS, International is a party in the action entitled VENTURINO ET AL. V. DAKA INTERNATIONAL, INC. AND WILLIAM H. BAUMHAUER in the United States District Court for the District of Massachusetts, Civil Action No. 96-12109-GAO (the "District Court Action"), which District Court Action relates to facts and circumstances that occurred prior to the date of the Reorganization Agreement and the Merger Agreement and does not relate to the Contribution, Distribution or Merger or any of the other transactions contemplated thereby; and

         WHEREAS, the Board of Directors of International has determined that the District Court Action is without merit and that it is in the best interests of International and its stockholders that International vigorously defend itself in the District Court Action; and

         WHEREAS, in connection with the District Court Action, the Company Directors and Officers who are or were directors or officers of International and/or Daka prior to consummation of the Offer may incur expenses in connection with their defense, if required, in the District Court Action or with serving as a witness in the District Court Action, or for other reasons arising in connection with or resulting from their service as a director or officer of International and/or Daka; and

         WHEREAS, as a condition to the willingness of Compass to enter into the Merger Agreement and make the Offer, Compass has required the Company Directors and Officers to first seek indemnification from the Company for any losses or expenses incurred by any of them arising out of their service to and activities on behalf of International and Daka; and

         WHEREAS, the Boards of Directors of Compass, Compass Holdings, Compass Interim, International, the Company and Daka have determined that, following the Contribution and Distribution, the merger of Compass Interim with and into International (the "Merger") with International as the surviving corporation (the "Surviving Corporation") would be advantageous and beneficial to and in the best interests of their respective corporations and stockholders; and

         WHEREAS, highly competent persons justifiably are reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance and adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

         WHEREAS, the Company Directors and Officers are reluctant to serve the Company as directors, officers or in other capacities unless they are provided with adequate protection through adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of International (as the parent corporation to the Company, and as the corporation from whom all of the assets of the Company will be contributed pursuant to the Contribution) prior to consummation of the Offer and, in the case of the Company Directors and Officers who also are or were Independent Directors, prior to the effective time of the Merger; and

         WHEREAS, Section 145 of the Delaware General Corporation Law (the "DGCL") provides that for purposes of said Section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, shall stand in the same position under said Section with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued; and

         WHEREAS, Section 145 of the DGCL and the International Indemnification Provisions provide that a person shall be entitled to indemnification and advancement of expenses by reason of the fact that he is or was serving as a director or officer of International or is or was serving at the request of International as a director or officer of another corporation, including Daka; and

         WHEREAS, as of the date hereof, International is the parent of the Company and the Company is a wholly owned subsidiary of International, and International will be a predecessor corporation to the Company and the Company will be a successor corporation to International by virtue of the Contribution, pursuant to which all of the assets and liabilities of the Restaurant Business of International will be contributed to the Company pursuant to the Contribution; and

         WHEREAS, in connection with the Distribution, all of the Company Common Stock will be distributed on a pro rata basis to the holders of International Common Stock such that, immediately following the Distribution, all of the stockholders of International will also be stockholders of the Company; and

         WHEREAS, prior to consummation of the Offer, the Company Directors and Officers were serving as directors and/or officers of the Company at the request of International; and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that, if necessary to attract and retain qualified individuals, the Company may from time to time attempt to maintain, at its sole expense, directors and officers liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions and as such, the procurement and maintenance of such insurance may or may not be in the best interests of the Company. At the same time, directors, officers, and other persons in service to corporations and other business enterprises are frequently subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the corporation or business enterprise itself; and

         WHEREAS, directors and officers liability insurance, even when in effect, is not always sufficient in and of itself to provide adequate indemnification to directors and officers; and

         WHEREAS, the expense and burden of defending against claims made against directors and officers may be so prohibitive as to render it practically impossible or unfairly burdensome for directors and officers to wholly or even partially fund the defense of such claims even if the director or officer is wholly innocent of any wrongdoing and acted properly and prudently in his or her service to and activities on behalf of the corporation, thereby making mandatory advancement of expenses in such litigation an essential element of indemnification; and

         WHEREAS, highly competent persons justifiably are reluctant to serve as directors and officers without assurance that adequate indemnification, including advancement of expenses, will continue to be available in the event of a change in control of the corporation; and

         WHEREAS, the uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining qualified persons; and

         WHEREAS, the Board has determined that the increased difficulty in attracting and retaining qualified persons is detrimental to the best interests of the Company's stockholders and the Company should act to assure such qualified persons that there will be increased certainty of protection in the future; and

         WHEREAS, the Company's By-laws require the Company to indemnify its directors and officers to the fullest extent permitted by law and permits it to make other indemnification arrangements and agreements; and

         WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee's rights to indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of the Company's By-laws or any change in the ownership of the Company or the composition of the Board), which indemnification is intended to supplement that which is afforded by the Company's By-laws and, to the extent insurance is available, the coverage of Indemnitee under the Company's directors and officers liability insurance policy; and

         WHEREAS, for all of the foregoing reasons, it is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify its directors and officers to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified, whether claims against such directors and officers may arise from or relate to service as a director or officer of the Company from and after consummation of the Offer or as a director or officer of International prior to consummation of the Offer or as an Independent Director; and

         WHEREAS, Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1. SERVICES BY INDEMNITEE. In consideration of the Company's covenants and commitments hereunder, Indemnitee agrees to serve or to continue to serve as a director of the Company. Notwithstanding the foregoing, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any. The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve as a director of the Company.

         Section 2. INDEMNIFICATION - GENERAL. The Company shall advance Expenses (as hereinafter defined) to and indemnify Indemnitee as provided in this Agreement and (subject to the provisions of this Agreement) to the fullest extent permitted by applicable law in effect on the Effective Date (as hereinafter defined) and to such greater extent as applicable law may thereafter from time to time permit. In the event that a change in applicable law after the Effective Date permits such broader indemnification, this Agreement shall be deemed to be amended to such extent.

         Section 3. PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY OR INTERNATIONAL. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if, by reason of Indemnitee's Corporate Status (as hereinafter defined), Indemnitee is, or is threatened to be made, a party to or participant in any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger). Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by

Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger), and, with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful.

         Section 4. PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY OR INTERNATIONAL. Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of Indemnitee's Corporate Status, Indemnitee is, or is threatened to be made, a party to or participant in any threatened, pending or completed Proceeding brought by or in the right of the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger) to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger). Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger) if applicable law prohibits such indemnification; PROVIDED, HOWEVER, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware (the "Delaware Court"), or another court in which such Proceeding shall have been brought or is pending, shall determine.

         Section 5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is successful, on the merits or otherwise, in (a) defending any Proceeding brought against Indemnitee by reason of Indemnitee's Corporate Status or (b) prosecuting any Proceeding described in the second sentence of Section 14 hereof, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in any such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in any such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         Section 6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

         Section 7. ADVANCEMENT OF EXPENSES. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding in which Indemnitee is involved by reason of Indemnitee's Corporate Status within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses so advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Such undertaking shall be an unlimited general obligation of Indemnitee, shall be accepted by the Company without regard to the financial ability of Indemnitee to make repayment, and in no event shall be required to be secured.

         Section 8. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO
INDEMNIFICATION.

                  a. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the

Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                  b.       Upon written request by Indemnitee for
indemnification pursuant to the first sentence of Section 8(a) above, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:

                  (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by a majority vote of the Disinterested Directors (as hereinafter defined) even though less than a quorum of the Board or by the stockholders, in which case by the person or persons or in the manner provided for in clause (ii) or (iii) of this Section 8(b));

                  (ii) if a Change of Control shall not have occurred or if Indemnitee shall make the request referred to in clause (i) above, (A) by a majority vote of the Disinterested Directors even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors or if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (C) by the stockholders of the Company; or

                  (iii)    as provided in Section 9(b) of this Agreement;

and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, and shall provide to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  c. In the event that, pursuant to Section 8(b) hereof, the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected as provided in this Section 8(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected (unless Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply). In either event, Indemnitee or the Company, as the case may be, may, within 7 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 17 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court of competent jurisdiction has determined that such objection is without merit. If a determination of entitlement to indemnification is to be made by Independent Counsel and, 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Delaware Court or another court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with determining entitlement to indemnification pursuant to Section 8(b) hereof. In addition, the Company shall pay all reasonable Expenses incurred by Indemnitee in connection with the procedures of this Section 8(c) (regardless of the manner in which such Independent Counsel was selected or appointed and irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         Section 9.  PRESUMPTION AND EFFECT OF CERTAIN PROCEEDINGS.

                  a. If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  b. If the person, persons or entity empowered or selected under Section 8 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of Indemnitee's request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make

Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; PROVIDED, HOWEVER, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto and gives notice to Indemnitee thereof; and PROVIDED, FURTHER, that the foregoing provisions of this Section 9(b) shall not apply if (i) the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 8(b) of this Agreement and
(A) within 15 days after receipt by the Company of the request for such determination the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement.

                  c. The settlement or termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company (or International, in connection with any Proceeding or any claim, issue or matter therein relating to Indemnitee's Corporate Status as a person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger) or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

         Section 10.  REMEDIES OF INDEMNITEE.

                  a.       In the event that:

                  (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement;

                  (ii) advancement of Expenses pursuant to Section 7 of this Agreement is not made on a timely basis;

                  (iii) a determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of Indemnitee's request for indemnification;

                  (iv)     payment of indemnification pursuant to Section 5,
         Section 6, the last sentence of Section 8(b) or the penultimate sentence of Section 8(c) is not made within ten (10) days after receipt by the Company of a written request therefor; or

                  (v)      payment of indemnification pursuant to Section 3 or
         Section 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification pursuant to Section 8 of this Agreement or such determination is deemed to have been made pursuant to Section 9(b) of this Agreement;

Indemnitee shall be entitled to an adjudication in the Delaware Court of Indemnitee's entitlement to such advancement of Expenses or indemnification. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); PROVIDED, HOWEVER, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce Indemnitee's rights under Section 5 of this Agreement. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                  b. In the event that a determination shall have been made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a DE NOVO trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company shall have the burden of proving that Indemnitee is not entitled to advancement of Expenses or indemnification, as the case may be.

                  c. If a determination that Indemnitee is entitled to indemnification shall have been made or shall have been deemed to have been made pursuant to Section 8 or Section 9 of this Agreement, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  d. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

                  e.       In the event that Indemnitee, pursuant to this
Section 10, seeks a judicial adjudication of or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 17 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration, but only if and to the extent Indemnitee prevails therein. If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the advancement of Expenses or indemnification sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

         Section 11.  NON-EXCLUSIVITY; INSURANCE; SUBROGATION.

                  a. The rights of indemnification and to receive advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation or By-laws, any agreement, any vote of stockholders or resolution of directors, or otherwise.

                  b. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company (or for any person who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                  c. In the event of any payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the written request of the Company, shall take all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                   d. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder or for which advancement is provided hereunder if and to the extent that Indemnitee has otherwise actually received such amounts from another source under an insurance policy, contract, agreement or otherwise.

                  e. The Company's obligation hereunder to advance Expenses to or indemnify Indemnitee as a result of Indemnitee's service at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (or, prior to consummation of the Offer, at the request of International and, in the case of the Independent Directors, at the request of International prior to the effective time of the Merger) shall be reduced by any amount Indemnitee actually collects as advancement of Expenses or indemnification from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         Section 12. DURATION OF AGREEMENT; SUCCESSORS. This Agreement shall be effective as of the Effective Date and shall continue until and terminate upon the later of (a) the date that is 10 years after the date that Indemnitee shall have ceased to serve as a director, or (b) the date of the final termination (including all appeals) of all pending Proceedings in respect of which Indemnitee may be entitled to advancement of Expenses or indemnification hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law ) and shall insure to the benefit of Indemnitee and Indemnitee's heirs, executors, personal representatives and administrators. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

         Section 13. SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, (b) such invalid, illegal or unenforceable provision shall be deemed reformed to the extent necessary to conform to applicable law and to give maximum effect to the intent of the parties hereto, and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 14. EXCEPTION TO RIGHT TO ADVANCEMENT OF EXPENSES AND INDEMNIFICATION. Notwithstanding any other provision of this Agreement (but without limiting the operation of

Section 10(e) and subject to the next sentence), and except as otherwise prohibited by law or by the Company's Certificate of Incorporation or By-laws, Indemnitee shall not be entitled to advancement of Expenses or indemnification under this Agreement with respect to any Proceeding, or any claim therein, brought or made by Indemnitee against the Company unless such Proceeding, or claim therein, shall have been approved in writing in advance of the filing of such Proceeding, or claim therein, by or at the direction of the Board. Notwithstanding the preceding sentence, Indemnitee shall be entitled to advancement of Expenses and indemnification under this Agreement with respect to any Proceeding, or any claim therein, brought or made by Indemnitee against the Company to recover and receive any amounts or benefits due to Indemnitee pursuant to (a) the Company's Certificate of Incorporation or By-laws, (b) any agreement, arrangement or understanding between Indemnitee and the Company, or
(c) any agreement, arrangement or understanding between the Company and any third party for Indemnitee's benefit to the extent Indemnitee is successful therein. The limitation contained in the first sentence of this Section 14 shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

         Section 15. PRIORITY OF INDEMNIFICATION RIGHTS AGAINST INTERNATIONAL. Notwithstanding anything to the contrary contained in this Agreement, Indemnitee agrees to pursue Indemnitee's rights to indemnification and advancement of Expenses under this Agreement before pursuing or seeking to enforce any other rights to indemnification or advancement of Expenses against or from International or any of its successors, assigns or affiliates (excluding the Company), as to which Indemnitee may be entitled under applicable law, the Company's Certificate of Incorporation or Bylaws, any other agreement, any vote of stockholders or resolution of directors, or otherwise.

         Section 16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         Section 17. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 18. DEFINITIONS. For purposes of this Agreement:

                  a. "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest, (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter, or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

                  b. "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Company (or, prior to consummation of the Offer, of International) or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company (or who was, prior to consummation of the Offer, serving at the request of International, and, in the case of the Independent Directors, serving at the request of International prior to the effective time of the Merger) or who is or was an Independent Director.

                  c. "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                  d.       "Effective Date" means _______ __, 199_.

                  e. "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

                  f. "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company, International (in the case of an Indemnitee who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger) or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company, International (in the case of an Indemnitee who was an Independent Director or a director, officer, employee or agent of International prior to consummation of the Offer or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person was serving at the request of International prior to consummation of the Offer and, in the case of the Independent Directors, prior to the effective time of the Merger) or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  g. "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by Indemnitee pursuant to Section 10 of this Agreement to enforce Indemnitee's rights under this Agreement.

         Section 19. MODIFICATION AND WAIVER. Except as specifically provided in
Section 2 of this Agreement with respect to changes in applicable law, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No amendment, alteration or termination of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration or termination.

         Section 20. NOTICE BY INDEMNITEE. Indemnitee agrees to notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may result in advancement of Expenses or indemnification hereunder; PROVIDED, HOWEVER, that the failure to give any such notice shall not disqualify Indemnitee from the right to receive advancements of Expenses or to be indemnified hereunder unless the Company's ability to defend in such Proceeding is materially and adversely prejudiced.

         Section 21. NOTICES IN GENERAL. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, (b) transmitted by facsimile and receipt is acknowledged, or (c) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  If to Indemnitee, to:
                                             ---------------------

                                             ---------------------

                                             ---------------------

                                             Attn:
                                                  ----------------

                  If to the Company to:
                                             ---------------------

                                             ---------------------

                                             ---------------------
                                             Attn:
                                                  ----------------

or such other address as may have been furnished in the manner provided in this
Section 20 to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 22. CONTRIBUTION. If the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee to the fullest extent permissible under applicable law, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (a) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding, and (b) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such events and transactions.

         Section 23. GOVERNING LAW; SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to
Section 10(a) of this Agreement, each of the Company and Indemnitee hereby irrevocably and unconditionally (a) agrees that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court and not in any other state or federal court in the United States of America or any court in any other country, (b) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, irrevocably appoints, to the extent such party is not a resident of the State of Delaware, ___________________________________ as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party, with the same legal force and validity as if served upon such party personally within the State of Delaware, (d) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (e) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or otherwise inconvenience forum.

         Section 24. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Indemnitee that (a) the Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company, and (b) this Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

         Section 25.  DEFENSE OF UNDERLYING PROCEEDINGS.

                  a. NOTICE BY INDEMNITEE. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the Company being obligated to indemnify Indemnitee or advance Indemnitee Expenses as provided in this Agreement; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right to receive such indemnification or advancement of Expenses unless the Company's ability to defend in such Proceeding is materially and adversely prejudiced.

                  b. DEFENSE BY COMPANY. Subject to the provisions of the last sentence of this Section 24(b) and of Section 24(c) hereof, the Company shall have the right to defend Indemnitee in any Proceeding which may result in the Company being obligated to indemnify Indemnitee or advance Indemnitee Expenses as provided in this Agreement; provided, however that the Company shall notify Indemnitee of any such decision to defend within ten (10) days of receipt of notice of any such Proceeding under Section 24(a) hereof. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance satisfactory to Indemnitee. This Section 24(b) shall not apply to a Proceeding brought by Indemnitee under Sections 10 or 14 hereof.

                  c. INDEMNITEE'S RIGHT TO COUNSEL. Notwithstanding the provisions of Section 24(b) hereof, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, Indemnitee has separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                                 UNIQUE CASUAL RESTAURANTS, INC.


By:                                     By:
    ------------------------------          ------------------------------------
                                            Name:
                                            Title:

                                        INDEMNITEE


                                        ----------------------------------------
                                        Name: